UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 25, 2024
Enhabit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41406	47-2409192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of principal executive offices, including zip code)
(214) 239-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On July 25, 2024, Enhabit, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). On June 5, 2024, the record date for the Annual Meeting, there were 50,156,310 shares of the Company’s common stock outstanding with each such share entitled to one vote. The holders of 42,067,469 shares (83.87%) of the Company’s common stock were present in person or represented by proxy during the Annual Meeting.
Set forth below are the matters voted upon at the Annual Meeting and the final voting results tabulated by the Company’s independent Inspector of Election, First Coast Results, Inc.
Proposal 1. Election of Board of Directors
Jeffrey W. Bolton, Tina L. Brown-Stevenson, Charles M. Elson, Erin P. Hoeflinger, Barbara A. Jacobsmeyer, Stuart M. McGuigan, Gregory S. Rush, Barry P. Schochet and Mark W. Ohlendorf were elected as directors of the Company for a one-year term expiring at the 2025 Annual Meeting of Stockholders with the following vote:

	For	Withheld
Company’s Nominees
Jeffrey W. Bolton	32,766,196	9,127,775
Tina L. Brown-Stevenson	32,783,060	9,110,728
Charles M. Elson	25,643,723	16,250,204
Erin P. Hoeflinger	24,873,860	17,020,103
Barbara A. Jacobsmeyer	38,555,706	3,338,818
Susan A. La Monica	17,673,249	24,220,507
Stuart M. McGuigan	30,306,916	11,587,029
Gregory S. Rush	21,152,390	20,741,242
Barry P. Schochet	38,427,076	3,467,370
AREX’s Nominees
Megan Ambers	9,202,505	32,682,190
James T. Corcoran	9,209,854	32,675,032
Maxine Hochhauser	18,314,705	23,569,996
Mark W. Ohlendorf	20,607,036	21,277,832
Anna-Gene O’Neal	18,648,425	23,236,291
Dr. Gregory S. Sheff	19,535,164	22,349,561
Juan Vallarino	12,304,384	29,580,541
Proposal 2. Ratification of Independent Accountants
The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified with the following vote:

For	Against	Abstentions
38,778,572	27,467	3,261,430
Proposal 3. Advisory vote on the compensation of the Company’s named executive officers
The advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

For	Against	Abstentions
37,070,564	997,857	3,850,557

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: July 26, 2024